Exhibit 99.1

1 Credit Suisse Energy Summit February 2008 CHENIERE ENERGY, INC. (Gp:) *Corpus Christi LNG, LLC  Cheniere Energy, Inc. 100% *Artist’s Rendition (Gp:) *Creole Trail LNG, L.P. Cheniere Energy, Inc. 100% *Freeport LNG Development, L.P.  Cheniere Energy, Inc. 30% * Sabine Pass LNG, L.P.  Cheniere Energy Partners, L.P. Cheniere Energy, Inc. 91%

2 This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  All statements, other than statements of historical facts, included herein are “forward-looking statements.”  Included among “forward-looking statements” are, among other things: statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving  terminals by certain dates, or at all; statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed LNG receiving terminals by a certain date, or at all; statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification, liquifaction utilization or total monthly LNG trade facilities worldwide, regardless of the source of such information; statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level; statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any contractor; statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from activities described in this presentation; statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments; statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA”) or LNG spot purchase examples described in this presentation; statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections; statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from any of Cheniere business groups; statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; statements regarding  the Cheniere Southern Trail Pipeline, and its potential business opportunities; statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals; statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions; statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, or objectives, any or all of which are subject to change;  statements regarding estimated corporate overhead expenses; and any other statements that relate to non-historical information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases.  Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, which are incorporated by reference into this presentation.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”.  These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements. Safe Harbor Act

3 Cheniere Marketing Asset Development Partnership Interests Sabine Pass LNG 4.0 Bcf/d LNG Terminal Cheniere Energy Partners, L.P. (AMEX:CQP) 90.6% Interest (GP & LP units) Creole Trail LNG Terminal Creole Trail  Pipeline Corpus Christi  LNG Terminal Freeport LNG Development, L.P. (Freeport LNG Terminal) 30% LP Interest Cheniere Southern Trail Pipeline (Proposed Pipeline)

4 Freeport LNG Development, L.P. Cheniere Energy, Inc. 30% Freeport LNG Construction Site August 2007 TUA Contracts totaling 1.55 Bcf/d Conoco 0.90 Bcf/d Dow 0.50 Bcf/d Mitsubishi 0.15 Bcf/d Operational in 2008 Facility ownership: Cheniere (30%), M. Smith (45%), Contango (10%) and Dow (15%)  Contango recently announced an agreement to sell their 10% interest to an Asian utility for $68 million Freeport LNG has obtained $1.1 billion debt to fund construction Cheniere expects to receive annual cash receipts of $15mm

5 Cheniere Energy Partners, L.P. (AMEX: CQP) Sabine Pass LNG, L.P.  Cheniere Energy, Inc. 90.6% Sabine Pass Construction Site – January 2008 4 Bcf/d capacity contracted at Sabine Pass facility resulting in annual revenues of approximately: $256 MM from CVX and Total ~$256 MM from Marketing Operating costs, debt service and common unit holder distributions are estimated to be $245 MM to $255 MM* Annual distribution is $1.70 per unit and will be paid to all unit holders beginning mid 2009** Estimated construction costs are $1.5 B  * Estimate for 2010 full year basis ** Currently CQP is paying $1.70 per unit to common unit holders.  Distributions to GP and subordinated units  expected to reach $1.70 per unit by 2H09.

6 Next Generation of Terminals Including Some Terminals Under Construction Higher construction costs: $1 billion for 1 Bcf/d Utilization constraints Operational Marine access Pipeline takeaway Storage Market size and access Affects regional price basis Seasonality $0.32 per MMBtu TUA is a thing of the past

Creole Trail Pipeline


Potential Pipeline Interconnects:
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Creole Trail – M.P. 58
Creole Trail – Phase II
2Q 2008 M.P. 58
Texas Eastern
Trunkline
Gulf South
Transco
Varibus
Targa
Sabine PL
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Columbia Gulf
Cypress
Pine Prairie Energy Center
Egan Storage
Starks Storage
Liberty Storage
Hackberry Storage
NGPL
Transco
Bridgeline
Tennessee
Florida Gas
4Q 2007
CHENIERE
CHENIERE
Henry Hub
Jefferson Island Storage
Sabine Pass LNG Terminal Project
Creole Trail LNG Terminal Project
Gulf of Mexico

Creole Trail Pipeline to M.P. 58
- Estimated Cost: $500-550 MM
- Expected in-service: 2Q 2008
- Capacity: 2 Bcf/d

7

8 Fuel Efficiency Projects Projects include installation of waste heat recovery units and ambient air vaporizers Waste heat recovery utilizes waste heat from gas turbine generator exhaust to heat water for use in the submerged combustion vaporizers Ambient air vaporizers reheat LNG without using fuel Proposed projects would result in fuel savings, which would allow for partial monetization of the 2% LNG retained Savings depends on LNG throughput at the terminal Savings will also depend on number of ambient air vaporizers that can be effectively installed Estimated to save potentially 50-75% of the 2% LNG retainage Estimated project completions Waste heat recovery:  2010 Ambient air vaporizers:  2010-2011

9 Length: 330 to 400 miles Diameter:  36-inch & 42-inch segments Held non-binding open season, continuing to negotiate with respondents Initiating permitting: NEPA pre-filing Estimated In-service: as early as mid-2010 Southern Trail Pipeline Provide Southeast markets with incremental transportation capacity accessing new and existing LNG gas supply in and around Louisiana; nearly 10 Bcf/d regas capacity by 2010  Connect to new electric generation in Florida, with an estimated 1 Bcf/d of incremental demand

10 LNG Fundamentals Value of Marketing

11 New Liquefaction Competes for Market Share Source: CERA, 2006 Atlantic Basin 12 Bcf/d ME Gulf  11 Bcf/d Asia Pacific 13 Bcf/d 2005 Europe 4.7 Bcf/d 2005  12.3 Bcf/d 2005 NA 1.8 Bcf/d (Gp:) 2010 Liquefaction Capacity (Gp:) 2005 Consumption 5 15 25 35 45 36 23 24 26 30 35 Bcf/d Liquefaction Capacity Existing Liquefaction Under Construction Proposed Liquefaction 2005 2006 2007 2008 2009 2010

12 Constraint is not Regasification but Natural Gas Consumption Source: GIIGNL; Waterborne LNG; Cheniere Research  Regasification capacity reflects seasonal variations Bcf/d Asia Europe North America ¹ Average LNG imports ² Year-end capacity ³ Average LNG imports as percentage of year-end capacity * 2010 capacity equals existing plus announced construction to be completed by year-end 2010

13 Demand Seasonality will Impact Flows Source: IEA 2006 Demand 0 5 10 15 20 25 30 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Belgium Spain France UK US GC Bcf/d

14 European Storage: 2007 vs 5yr Avg Source: PIRA  0 10 20 30 40 50 60 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcm 2002-2006 Avg 2007

15 307 73% 143 72% 196 64% 101 67% 204 66% 241 65% European Gas Storage Inventory - Bcf Inventory as of Jan 14, 2008 Source: GSE 1/14/08

16 Europe Heating Degree Days Colder than normal temperatures in Spain and France are offset by warmer UK temps Cumulative Heating Degree Days 0 200 400 600 800 1000 1200 1400 10/30/2007 11/5/2007 11/11/2007 11/17/2007 11/23/2007 11/29/2007 12/5/2007 12/11/2007 12/17/2007 12/23/2007 12/29/2007 1/4/2008 1/10/2008 1/16/2008 1/22/2008 1/28/2008 DD Celsius Current Last yr 20yr Norm

17 Pipeline Capacity Increasing in Europe Transatlantic LNG Deep and liquid market with large storage and summer peak demand will balance global LNG supply Pipeline gas supply into Europe will compete to push LNG to higher value markets (Gp:) New Pipeline (Gp:) Existing Pipeline (Gp:) Expansion

18 1.5 1.5 1.5 1.5 1.8 1.8 1.8 1.6 0.5 0.5 0.5 0.5 2.0 2.0 2.0 2.0 0.4 0.4 0.4 0.4 1.3 2.3 4.9 0.2 0.2 0.2 0.3 9.2 11.7 7.9 6.6 - 2 4 6 8 10 12 2007 2008 2009 2010 Bcf/d Nigeria Yemen Qatar Oman Abu Dhabi Trinidad Norway Eq. Guinea Egypt Algeria More LNG is Becoming Flexible  Flexible LNG to the Atlantic Basin  by Producing Country 12 Bcf/d of LNG with access to Atlantic Basin will have destination flexibility by 2010 Additional volumes could become flexible should the contract parties agree Source: Cheniere Energy Research

19 Flexibility, Optionality, Profitability Atlantic Basin  Market  Position (Gp:) Sabine Pass LNG Terminal (Gp:) Cheniere Marketing Office (Gp:) USGC LNG Supply Route (Gp:) LNG Diversion Route

20 Worldwide Liquefaction Capacity Source: GIIGNL; Poten, Cheniere Research  15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2007 2004 2005 2006 Bcf/d

21 Worldwide Liquefaction Capacity - Growth - 5 10 15 20 25 30 35 40 45 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2004 2005 2006 2007 2008 2009 2010 Bcf/d Source: Cheniere Research  + 10 Bcf/d

22 2010 Annual Balance - Bcf/d Global Liquefaction Capacity 36 Estimated LNG Delivery 90%  32 Asian Consumption 16 European Consumption 6 Remaining for North America 10 Source: Cheniere Research

23 1 Bcf/d by 2010 86% of Henry Hub 94% - 65 cents (GdF transaction) Seek to capture portion of redirect rights Cheniere Marketing Strategy Term Contracts: Indexed Purchase Agreements (IPA) Spot Market: 1 Bcf/d portion Seek to capture arbitrage value of HH vs NBP Note: The above outlines the current strategy of Cheniere Marketing, which is subject to change.  Please refer to Page 2 of this presentation. Optimize value of capacity at Sabine Pass LNG terminal

24 Cheniere Growth Strategy Continue asset development: terminals and pipelines  Develop a balanced supply portfolio for Cheniere Marketing between long-term IPA’s and exposure to the spot, option and short-term markets to optimize seasonality Pursue acquisitions for Cheniere Energy Partners, L.P. (AMEX: CQP)